UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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TEGAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  Tegal Corporation
2201 South McDowell Boulevard
Petaluma, California 94954

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 18, 2007

The Annual Meeting of Stockholders of Tegal Corporation (the "Company") will be held at the Company’s San Jose offices at 51 Daggett Drive on September 18, 2007, at 10:00 a.m. local time for the following purposes:

1.	To elect four (4) directors of the Company to hold office for a one-year term and until their successors are duly elected and qualified;

2.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, pursuant to which the total number of authorized shares of capital stock will be reduced from 205 million to 55 million and the total number of authorized shares of common stock will be reduced from 200 million to 50 million;

3.	To approve the Company’s new 2007 Incentive Award Plan;

4.	To ratify the appointment of Burr, Pilger, and Mayer LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on July 18, 2007 will be entitled to vote at the meeting. Each of these stockholders is cordially invited to be present and vote at the meeting in person. For ten days prior to the meeting, a complete list of stockholders of record entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company’s Petaluma office.

By Order of the Board of Directors
TEGAL CORPORATION
/s/ Christine Hergenrother
Petaluma, California July 30, 2007	CHRISTINE T. HERGENROTHER Vice President, Chief Financial Officer, Secretary and Treasurer

You are cordially invited to attend the meeting. However, whether or not you plan to attend the meeting in person, please complete, date and sign the accompanying proxy and mail it promptly in the return envelope to assure that your shares are represented at the meeting. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

TEGAL CORPORATION

________________

   PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

September 18, 2007

  INTRODUCTION

General

Tegal Corporation is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time on Tuesday, September 18, 2007, and at any adjournments or postponements of the Annual Meeting. We will hold the meeting at our offices at 51 Daggett Drive, San Jose, CA. We are soliciting proxies for the purposes of: (1) electing four directors; (2) approving an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, pursuant to which the total number of authorized shares of capital stock will be reduced from 205 million to 55 million and the total number authorized shares of common stock will be reduced from 200 million to 50 million; (3) approving the Company’s new 2007 Incentive Award Plan; (4) ratifying the appointment of Burr, Pilger, Mayer LLP as our Independent Public Registered Accounting Firm for the fiscal year ending March 31, 2008; and (5) transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. The approximate date when this proxy statement and accompanying form of proxy are first being sent to stockholders is August 14, 2007.

Solicitation

This solicitation is made on behalf of our Board of Directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to such directors, officers or employees or subsidiaries for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders. We have retained The Altman Group, Inc. to perform those services normally associated with securing votes from stockholders in connection with the Annual Meeting at an estimated cost of $10,000 plus out-of-pocket expenses. The costs of printing, mailing, contacting banks, brokers and proxy intermediaries, soliciting votes and other activities related to the solicitation are estimated to be approximately $35,000.

Voting

Holders of record of our common stock as of the close of business on July 18, 2007 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder to one vote. At the close of business on July 18, 2007, there were 7,113,372 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

Our transfer agent, Registrar and Transfer Company, Inc. will appoint an election inspector for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR:

•	the election of all of the directors nominated below;

•
the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, pursuant to which the total number of authorized shares of capital stock will be reduced from 205 million to 55 million and the total number of authorized shares of common stock will be reduced from 200 million to 50 million;

•	the approval of the Company’s new 2007 Incentive Award Plan; and

•	the ratification of the appointment of Burr, Pilger, and Mayer LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2008.

With respect to any other business that may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the Annual Meeting.

Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present for purposes of determining the presence of a quorum.

In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

Voting Electronically Over the Internet or By Telephone

Stockholders whose shares are registered in their own names may vote by mail or electronically over the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth in the enclosed proxy card. The Internet and telephone voting facilities will close at 3:00 a.m. (Eastern Time) on September 18, 2007, the Annual Meeting day. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions online program. This program allows eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

GENERAL INFORMATION

We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978. Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94954. Our telephone number is (707) 763-5600.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors. Our Board of Directors is currently comprised of four members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to our bylaws and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at six. Accordingly, there are currently two vacancies on our Board of Directors, for which our Nominating and Corporate Governance Committee is actively working to identify qualified candidates to fill.

In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the four nominees designated below to serve until the 2008 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Krauss, Dohring, Mika and Wadsworth are current directors. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. Because the Board of Directors remains in the process of seeking candidates for two vacant positions on the board, we have fewer nominees named than the number fixed by our bylaws. Stockholders may not vote for a greater number of persons than the number of nominees named.

Nominees for Election as Director

Name	Age	Director Since	New Term Will Expire
Edward A. Dohring	73	1996	2008
Jeffrey M. Krauss	50	1992	2008
H. Duane Wadsworth	70	2002	2008
Thomas R Mika	55	2006	2008

Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994, he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989. He has served on the Board of Directors of MTI, Tropel, Xynetics, CVC Products and as a Trustee of the SUNY Maritime College.

Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, Psilos Group Partners II-S, LP and Psilos III, each a venture capital partnership. From 1990 until April 2000, Mr. Krauss was a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. He was also a general partner of the general partner of The Transatlantic Fund, a joint venture capital fund between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. He currently serves as Chairman of the Board of Quovadx, Inc. and as a director of several private companies.

    H. Duane Wadsworth has served as a director of Tegal since November 2002. Mr. Wadsworth is the retired President of Wadsworth-Pacific Mfg. Associates, Inc., a sales and marketing organization providing leading-edge materials to the semiconductor industry. He served eleven years on the board of directors of Semiconductor Equipment and Materials International (SEMI), a global trade organization. Mr. Wadsworth consults for Coherix Corporation, of Ann Arbor, Michigan and Singapore, a manufacture of software-based vision inspection systems for handling equipment in the back-end semiconductor industry. Mr. Wadsworth earned his undergraduate degree from Harvard University and an MBA from Stanford University.

Thomas R. Mika was appointed our President and Chief Executive Officer in March 2005 and appointed Chairman of the Board in October 2006. Mr. Mika has more than 25 years of senior management, finance and consulting experience. Serving on our Board of Directors of Tegal since 1992, Mr. Mika played a key role in managing the activities leading to our initial public offering in 1995. He has been head of the Compensation Committee and a member of the Audit Committee. and had served for ten years on our Board of Directors when he was appointed as Executive Vice President & Chief Financial Officer in August 2002. Prior to becoming our Executive Vice President and Chief Financial Officer, Mr. Mika founded IMTEC, a boutique investment firm active in the management of several companies. In addition to completing multiple private equity financings, joint ventures, acquisitions and license agreements on behalf of his clients, he took senior positions with Soupmasters International, Inc., where he was its President & CEO, and Disc International, Ltd., a software firm, where he served as its Chief Executive. Mr. Mika was also a director of Metrologix, a semiconductor metrology company, from the time of its initial start-up until its sale to KLA-Tencor Corp. Prior to forming IMTEC, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. He holds a Bachelor of Science degree in microbiology from the University of Illinois at Urbana-Champaign and a Master of Business Administration degree from the Harvard Graduate School of Business.

All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

In fiscal 2007, the Board of Directors held 4 meetings. All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the directors served during the time they served on the board or committees.

The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Edward A. Dohring, Jeffrey M. Krauss, and H. Duane Wadsworth.

The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Jeffrey M. Krauss, Chairman of the Audit Committee, is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listing in his biographical summary provided above.

Audit Committee

The Audit Committee, consisting of Messrs. Dohring, Krauss (Chairman) and Wadsworth for fiscal 2007, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held 5 meetings in fiscal 2007. The Board of Directors adopted an Audit Committee Charter, a copy of which is posted on our website at www.tegal.com.

Compensation Committee

In fiscal 2007, the Compensation Committee was comprised of Messrs. Dohring (Chairman), Krauss and Wadsworth.  The Compensation Committee held 9 meetings in fiscal 2007. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans. The Board of Directors has adopted a compensation committee charter, a copy of which is posted on our website at www.tegal.com.

Nominating Committee

The Nominating Committee is comprised of Messrs. Wadsworth (Chairman), Krauss and Dohring. The Nominating Committee held 2 meeting in fiscal 2007 and met informally on several occasions to discuss particular candidates and matters related to corporate governance. The functions of the Nominating Committee are to identify qualified candidates for election to the Board of Directors and establish procedures for the director candidate nomination and evaluation. The Board of Directors has adopted a Nominating Committee charter, a copy of which is posted on our website at www.tegal.com.

The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. The Nominating Committee may retain recruiting professionals to identify and evaluate candidates for director nominees. No recruiting professionals were retained for this purpose during fiscal 2007.

The Nominating Committee strives for a mix of skills and diverse perspectives that are essential for the Board of Directors. In selecting the nominees, the Nominating Committee assesses the independence, business judgment, management, accounting and finance, industry and technology knowledge, understanding of manufacturing, leadership, strategic vision, knowledge of international markets and marketing. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors.

Stockholder Recommendations and Communication with the Board of Directors

Stockholders may recommend potential candidates for director. Recommended candidates are screened according to the criteria outlined above and some recommended candidates may be interviewed by the Nominating Committee. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

No candidates were recommended by the stockholders during fiscal 2007.

If you would like the Nominating Committee to consider a prospective candidate, in accordance with our bylaws, please submit the candidate’s name and qualifications to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

Stockholders may also communicate directly to members of the Board of Directors or to the chairmen of the standing committees. Communications received in writing will be forwarded to the appropriate member if sent to the following addresses:

Chairman of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Nominating Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Audit Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Chairman of the Compensation Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Director Attendance at Annual Meetings

The Board of Directors encourages, but does not require, director attendance at the Annual Meeting of Stockholders. Messrs. Martin, Mattson, and Wadsworth attended last year’s annual meeting on July 21, 2006.

Required Vote

Proxies voting for the election of our directors cannot be voted for a greater number of persons than the number of nominees named. The four nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified. As a result, abstentions and broker non-votes will have the same effect as “against” votes.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2007.

Name	Age	Position
Thomas R. Mika	55	President and Chief Executive Officer
Christine T. Hergenrother	41	Vice President, Chief Financial Officer and Treasurer
Steven Selbrede	55	Vice President and Chief Technology Officer
Vahan Tchakerian	46	Vice President, Global Sales
Murali Narasimhan*	42	Vice President, Marketing
Scott Brown	50	Vice President, Sales for North America
* Mr. Narasimhan resigned from the Company on June 22, 2007

Thomas R. Mika was appointed our President and Chief Executive Officer in March 2005 and appointed Chairman of the Board in October 2006. Mr. Mika has more than 25 years of senior management, finance and consulting experience. Serving on our Board of Directors of Tegal since 1992, Mr. Mika played a key role in managing the activities leading to our initial public offering in 1995. He has been head of the Compensation Committee and a member of the Audit Committee. and had served for ten years on our Board of Directors when he was appointed as Executive Vice President & Chief Financial Officer in August 2002. Prior to becoming our Executive Vice President and Chief Financial Officer, Mr. Mika founded IMTEC, a boutique investment firm active in the management of several companies. In addition to completing multiple private equity financings, joint ventures, acquisitions and license agreements on behalf of his clients, he took senior positions with Soupmasters International, Inc., where he was its President & CEO, and Disc International, Ltd., a software firm, where he served as its Chief Executive. Mr. Mika was also a director of Metrologix, a semiconductor metrology company, from the time of its initial start-up until its sale to KLA-Tencor Corp. Prior to forming IMTEC, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. He holds a Bachelor of Science degree in microbiology from the University of Illinois at Urbana-Champaign and a Master of Business Administration degree from the Harvard Graduate School of Business.

Christine Hergenrother was appointed our Vice President, Chief Financial Officer, Secretary and Treasurer in March 2005. Prior to that, Ms. Hergenrother served as our Director of Corporate Development since June 2004, with principal responsibility for Sarbanes-Oxley and general SEC compliance matters. Between September 2002 and March 2004, Ms. Hergenrother was the Corporate Controller of Amarin Pharmaceuticals, Inc. From February 1997 until September 2002, Ms. Hergenrother held increasingly responsible positions within the finance department of Tegal. Prior to Tegal, she was a senior accountant at Mindscape Inc. and a staff auditor at the firm of Pisenti & Brinker, LLP. Ms. Hergenrother holds a Bachelor of Science degree in Business Management from Illinois State University. Ms. Hergenrother is a member of the American Institute of Certified Public Accountants and the California Society of CPA’s.

Steven Selbrede joined Tegal as Vice President and Chief Technology Officer in May 2004. In this capacity, he is responsible for coordinating, developing and overseeing the technical direction of the corporation. Mr. Selbrede is a 30-year veteran of the semiconductor industry, most recently employed as an independent consultant, and previously holding senior Research & Development management positions with Mattson Technology, where he was employed since 1994, Watkins Johnson, Genus, Samsung and National Semiconductor. Mr. Selbrede was responsible for the development of the Mattson ICP Strip and Aspen III PECVD tools. He holds a Master's degree in Physics from The University of Illinois and a Master's degree in Materials Science and Engineering from Stanford University.

    Vahan Tchakerian joined Tegal as Vice President of Global Sales in June 2004. From 2002 to 2004, Mr. Tchakerian was Vice President of Sales, North America for FEI Company, a leading supplier of 3D structural process management systems. In 2001, Mr. Tchakerian served as Director of Sales for SEZ America, a supplier of surface preparation equipment, and in 2000 was Vice President of Sales and Business Development for Cetec Automation. Mr. Tchakerian is a 20-year veteran of the semiconductor industry and a co-founder of Jasmine Sales Group, a manufacturer’s rep company, serving as its President from 1993 until 2000. Previously he was with Prism Technologies and DuPont Photomasks. Mr. Tchakerian holds a Bachelor of Science degree in Chemical Engineering from the University of California, Berkeley.

Murali Narasimhan served as Tegal’s Vice President of Marketing from October 2005 until June 2007. Prior to joining Tegal, Mr. Narasimhan was a Senior Director of Strategic Marketing in the Films Metrology Division of KLA-Tencor, a position that he held since 2001, and a Senior Director of Segment Marketing in KLA’s Wafer Inspection Division for a year prior to that posting. From 1994 through 2000, Mr. Narasimhan held increasingly responsible positions in product support, process engineering and global product management within various deposition product divisions of Applied Materials including PVD, Integrated Liner Barrier and Cu Barrier-seed and Electroplating. He has also worked previously as a process engineer with SONY-Materials Research Corporation and Plasma-Therm, Inc. Mr. Narasimhan holds M.S. degrees in Engineering Management, Materials Science and Engineering, as well as a B.S. in Metallurgical Engineering. He is an author of numerous publications in the area of Integrated Circuit processing and holds several patents.

Scott Brown joined Tegal as Vice President of Sales for North American in February 2006. Prior to joining Tegal, Mr. Brown was Senior Vice President of North American Sales and Operations for Trikon Technologies, Inc., which was recently merged with Aviza Technologies, Inc. From 1984 through 2000, Mr. Brown held senior sales management roles with Trikon/Electrotech, Eaton Semiconductor, Sputtered Films, Inc. and Materials Research Corporation. He also has extensive experience in process engineering roles at TRW, McDonnell Douglas Commodore Semiconductor and Rockwell.

  PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO REDUCE THE NUMBER OF AUTHORIZED SHARES

General

The Board of Directors has considered, deemed advisable, adopted a resolution approving and recommends to the stockholders for their approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to reduce the Company's (i) total authorized number of shares from 205,000,000 to 55,000,000 shares and (ii) authorized number of shares of common stock from 200,000,000 to 50,000,000 shares. The number of authorized shares of preferred stock (5,000,000) would not be changed by this amendment. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the proposed Certificate of Amendment is attached to this proxy statement as Appendix A.

The Board of Directors is requesting approval of the reduction in the Company's authorized shares to reduce the amount of annual franchise fees that the Company is required to pay as a result of being incorporated in Delaware. The annual franchise fee in Delaware is calculated based on the number of shares of stock that a company has authorized for issuance.

Even if the stockholders approve the amendment to the Company's Amended and Restated Certificate of Incorporation that is the subject of this Proposal, the filing of a Certificate of Amendment to effect such amendment will be at the sole discretion of the Board of Directors.

THIS PROPOSAL DOES NOT RELATE TO ANY PLANNED STOCK SPLIT OR REVERSE STOCK SPLIT. IN NO EVENT WILL APPROVAL OF THIS PROPOSAL RESULT IN ANY CHANGE IN THE NUMBER OF SHARES OF COMPANY COMMON STOCK THAT ARE CURRENTLY ISSUED AND OUTSTANDING.

A reduction in the number of shares authorized for issuance may mean that the Company has insufficient shares available for issuance in connection with a stock dividend, raising additional capital, acquiring other businesses, establishing strategic relationships with corporate partners or providing equity incentives to employees and officers or for other corporate purposes. If the Board of Directors determines that it is necessary or appropriate to issue additional shares beyond those authorized for issuance, a future amendment to the Company's Amended and Restated Certificate of Incorporation may be required, which would require stockholder approval.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as "Against" votes.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT.

PROPOSAL NO. 3

APPROVAL OF THE 2007 INCENTIVE AWARD PLAN

GENERAL

On June 27, 2007, our Board of Directors (the “Board”) unanimously adopted, subject to stockholder approval, the Tegal Corporation 2007 Incentive Award Plan (the “2007 Plan”) for members of the Board, employees and consultants of the Company and its subsidiaries. The 2007 Plan will become effective when the 2007 Plan is approved by the affirmative vote of the holders of the majority of our Common Stock present, or represented, and entitled to vote thereon at the Annual Meeting of Stockholders.

The Board believes that the 2007 Plan will promote the success and enhance the value of the Company by linking the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.

The 2007 Plan provides for the grant of stock options, both incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2007 Plan is set forth below. The summary is qualified by reference to the full text of the 2007 Plan, which is attached as appendix B to this Proxy Statement.

ADMINISTRATION

The 2007 Plan will be administered by the Board. The Board may delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or employees who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

The Board will have the exclusive authority to administer the 2007 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.

Eligibility

Persons eligible to participate in the 2007 Plan include all members of the Board, approximately 90 employees, and approximately 5 consultants of the Company and its subsidiaries, as determined by the Board.

Limitation on Awards and Shares Available

An aggregate of 1,000,000 shares of Common Stock is available for grant pursuant to the 2007 Plan, plus the number of shares of Common Stock which are or become available for issuance under the Eighth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation and the Fifth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation and which are not thereafter issued under such plans. As of July 18,2007 an aggregate of 816,704 shares of Common Stock would have been available for grant pursuant to the 2007 Plan, including shares related to the Eighth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation and the Fifth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation. The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2007 Plan. The shares of Common Stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2007 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the 2007 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2007 Plan.

The maximum number of shares of Stock that may be subject to one or more awards granted to any one participant pursuant to the 2007 Plan during any calendar year is 350,000 and the maximum amount that may be paid in cash during any calendar year with respect to any performance-based award is $500,000. As of July 18, 2007, the record date, the closing price of the Common Stock on the Nasdaq Capital Market was $6.66 per share. From April 1, 2006 through March 31, 2007, no shares of Common Stock have been acquired by our employees pursuant to exercises of outstanding stock options.

Awards

The 2007 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2007 Plan. See the Summary Compensation Table and Grants of Plan-Based Awards Table, below, for information on prior awards to named executive officers.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2007 Plan. The option exercise price of all stock options granted pursuant to the 2007 Plan will not be less than 100% of the fair market value of the Stock on the date of grant. Stock options may be exercised as determined by the Board, but in no event after the tenth anniversary date of grant, provided that a vested nonqualified stock option may be exercised up to 12 months after the optionee’s death. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides. No stock option may be exercised in whole or in part following an employee’s termination of employment by the Company for “cause,” as defined in the 2007 Plan.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Board in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof) or other property acceptable to the Board (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the 2007 Plan. A restricted stock award is the grant of shares of Stock at a price determined by the Board (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Board.

A stock appreciation right (a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR.

The other types of awards that may be granted under the 2007 Plan include performance shares, performance stock units, dividend equivalents, deferred stock, restricted stock units, and other stock-based awards.

The Board may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Board for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net income, pre-tax income, operating income, cash flow (including, but not limited to, operating cash flow and free cash flow), earnings per share, return on equity, return on invested capital or assets, cost reductions or savings, funds from operations, appreciation in the Fair Market Value of Stock and earnings before any one or more of the following items: interest, taxes, depreciation or amortization. The Board shall define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Board shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Board may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

Amendment and Termination

The Board, subject to approval of the Board, may terminate, amend, or modify the 2007 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2007 Plan, to permit the Board to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2007 Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the 2007 Plan on or after the tenth anniversary of the date the stockholders approve the 2007 Plan.

Federal Income Tax Consequences

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2007 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

New Plan Benefits

No awards will be granted pursuant to the 2007 Plan until it is approved by the Company’s stockholders. In addition, awards are subject to the discretion of the Board. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2007 Plan or the benefits that would have been received by such participants if the 2007 Plan had been in effect in the year ended March 31, 2007.

Vote Required

Adoption of the 2007 Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Stockholders.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2007 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors appointed the firm of Burr, Pilger & Mayer LLP, Independent Registered Public Accounting Firm, to audit our financial statements for the fiscal year ending March 31, 2008. We expect representatives of Burr, Pilger & Mayer LLP to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Previous Changes in Independent Registered Public Accounting Firm

On August 23, 2006, our Audit Committee dismissed Moss Adams LLP, our Independent Registered Public Accounting Firm. We decided to change accounting firms in order to reduce expenses. Moss Adams LLP’s reports on our consolidated financial statements as of, and for the years ended, March 31, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph included in each of such reports which explanatory paragraph identified factors raising substantial doubt about our ability to continue as a going concern.

During the period from July 9, 2004 through August 23, 2006, there were no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams LLP, would have caused Moss Adams LLP to make reference thereto in its reports on our consolidated financial statements as of and for the years ended March 31, 2005 and 2006. During the period from July 9, 2004 through August 23, 2006, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Moss Adams LLP with a copy of the foregoing disclosures. A copy of Moss Adams LLP’s letter dated August 25, 2006, stating its agreement with such statements, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed August 28, 2006.

On August 23, 2006, our Audit Committee of the Board of Directors appointed Burr, Pilger & Mayer LLP as our new Independent Registered Public Accounting Firm as of August 23, 2006. During the two most recent fiscal years and through August 23, 2006, neither we nor anyone on our behalf consulted Burr, Pilger & Mayer LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, nor has Burr, Pilger & Mayer LLP provided to us a written report or oral advice regarding such principles or audit opinion. Nor have we consulted with Burr, Pilger, Mayer LLP on any matter that was the subject of a disagreement or a reportable event.

Audit Fees

The aggregate fees billed for professional services rendered by Burr, Pilger & Mayer LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2007, the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ending March 31, 2007, and services that are normally provided by the Burr, Pilger & Mayer LLP in connection with statutory and regulatory filings and engagements for that fiscal year were approximately $280,000. The aggregate fees billed for professional services rendered by Moss Adams, LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2006, the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ending March 31, 2006, and services that are normally provided by the Moss Adams, LLP in connection with statutory and regulatory filings and engagements for that fiscal year were approximately $370,000.

Financial Information Systems Design and Implementation Fees

Burr, Pilger & Mayer LLP and Moss Adams LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended March 31, 2007 or the fiscal year ended March 31, 2006.

Audit-Related Fees

The aggregate fees billed by Moss Adams LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees” were approximately $7,000 for the fiscal year ended March 31, 2007. The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees” were approximately $35,000 for the fiscal year ended March 31, 2006. The services for the fees disclosed under this category were for work done in relation to the review of prior year numbers in the Company’s form 10-K, Form S-8, and Form S-3.

Tax Fees

The aggregate fees billed by Burr, Pilger & Mayer, LLP for professional services rendered for tax compliance, tax advice, and tax planning were approximately $45,000 for the fiscal year ended March 31, 2007 and approximately $45,000 during the fiscal year ended March 31, 2006.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent auditors. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors. The Chairman of the Audit Committee may specifically approve any service within the pre-approved audit and non-audit service category if the fees for such service exceed the maximum set forth in the policy, as long as the excess fees are not reasonably expected to exceed $50,000. Any such approval by the Chairman must be reported to the Audit Committee at its next scheduled meeting. The general pre-approval fee levels for all services to be provided by the independent auditors are reviewed annually by the Audit Committee. The Company’s annual tax return services provided by Burr, Pilger & Mayer were 16% of the total audit fees for the fiscal year ended March 31, 2007 and 19% of the total audit fees for the fiscal year ended March 31, 2006.

Required Vote

Ratification of the appointment of Burr, Pilger & Mayer LLP as our Independent Registered Public Accounting Firm is not required by our bylaws or other applicable legal requirements. However, our board is submitting the selection of Burr, Pilger & Mayer LLP to our stockholders for ratification as a matter of good corporate practice. Ratification requires the approval by holders of a majority of the outstanding shares of company common stock who are present or represented by proxy at the meeting. If our stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

The Audit Committee of our Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors, a copy of which has been filed with the SEC.

The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The Independent Registered Public Accounting Firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended March 31, 2007 with management and the Independent Registered Public Accounting Firm. The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Independent Registered Public Accounting Firm their independence from us. The Audit Committee has also considered whether the Independent Registered Public Accounting Firm’s provision of information technology services and other non-audit services to us is compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2007, for filing with the Securities and Exchange Commission.

Submitted on June 27, 2007 by the members of the Audit Committee of the Board of Directors.

                                        Jeffrey M. Krauss
                                        Edward A. Dohring
                                        H. Duane Wadsworth

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

Overview of Compensation Programs and Philosophy

Our philosophy is to provide a total compensation package that is competitive with the prevailing practices for our industry and geographic locations. We believe that there should be a strong link between pay and performance, both at the Company level and the individual level. Although we believe that exceptional individual performance should be rewarded, we believe that such rewards should not be made unless there has been strong Company performance as well. Compensation levels were held in place, or in some cases reduced, in prior years pending improvements in overall Company performance, and were therefore believed to be low compared to our peer group companies.

Components of Tegal’s Compensation Program

There are four major elements that comprise Tegal’s executive officer compensation program: (i)base salary; (ii)annual cash bonus (iii)long-term incentives, such as stock options and restricted stock awards; and (iv)retirement benefits provided under a 401(k) plan. Tegal has selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of our compensation policy. For instance, base salary and bonus target percentage are set with the goal of attracting and retaining employees, adequately compensating them on a day-to-day basis for the time spent and the services they perform, and rewarding them for achievement at specified levels of financial and individual performance. Our stock option grants are intended to provide an incentive and reward for the achievement of long-term business objectives, including achievement of our financial goals and growth of the Company. Tegal believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of our compensation programs.

Tegal’s compensation program is intended to assure that the Company’s compensation and benefits policies attract, motivate and retain the key employees necessary to support the Company’s growth and success, both operationally and strategically. The Company intends to design and implement compensation and benefit programs for the Company’s officers and other executives in order to meet these guiding principles. To meet these objectives, Tegal has adopted the following overriding policies:

o	Pay total compensation that is competitive with the practices of other companies of similar size and in similar industries;

o	Use total cash compensation (salary plus annual cash bonus) to recognize appropriately each individual officer’s scope of responsibility, role in the organization, experience and contributions;

o	Reward performance by:

o
Providing short-term bonus compensation by establishing a Bonus Plan (the “Bonus Plan”) to reward achievement at specified levels of financial and individual performance. Each executive’s goals relate to key financial measures, including company-specific measures representing achievement of targeted revenue, gross profit and operating expense levels. Performance by executives can have a significant impact on each of these items, resulting in improved financial performance and therefore value to stockholders. There is an expectation that goals specific to each individual executive officer represent an advance over current conditions rather than a continuation of the status quo.

o
Providing long-term incentives in the form of stock options and restricted stock awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning the interests of our officers with those of our stockholders.

The above policies were established by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) in setting executive officer compensation, including the assessment of the appropriate allocation among salaries, short- and long-term incentives. Other considerations include Tegal’s business objectives, competitive practices and trends, and regulatory requirements.

Oversight of Executive Compensation

Tegal’s executive compensation program is overseen and administered by the Committee, which is comprised entirely of independent directors as determined in accordance with various Nasdaq, Securities and Exchange Commission and Internal Revenue Code rules.

The Committee meets regularly with Tegal’s President and Chief Executive Officer, Mr. Mika, to obtain recommendations with respect to Company compensation programs, practices and packages for executives, other employees and directors. Mr. Mika makes recommendations to the Committee on the base salary, bonus targets and equity compensation for the executive team and other employees. The Committee considers, but is not bound to and does not always accept, Mr. Mika’s recommendations with respect to executive compensation. The Committee seriously considers proposals made by Mr. Mika, and executive compensation levels established for fiscal 2007 were generally based upon recommendations made by Mr. Mika.

Mr. Mika attends most of the Committee’s meetings, but the Committee also regularly holds executive sessions not attended by any members of management or non-independent directors. The Committee discusses Mr. Mika’s compensation package with him, but makes decisions with respect to Mr. Mika’s compensation without him present. The Committee has the ultimate authority to make decisions with respect to the compensation of our named executive officers. All grants of stock options to newly-hired employees and to existing employees are made by the Committee or the Board at regularly scheduled quarterly meetings. The Committee also has authorized Mr. Mika to make salary adjustments and short-term incentive (bonus) decisions for all employees other than executive officers.

The Committee reviews the compensation program on an as-needed basis. In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive’s past and expected future contributions to our business.

In determining the particular elements of compensation that will be used to implement Tegal’s overall compensation policies, the Committee reviews the Company’s financial performance, and the continued improvement expected in the coming fiscal year operating budgets, difficulties still facing the Company in achieving its operating budget, achievement of targeted revenue, gross profit and operating expense levels, as well as the competitive environment in which the Company operates.

Reliance on Compensation Consultants. The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibility and, in fiscal 2007, the Committee retained a compensation consultant to assist in evaluating Tegal’s chief executive officer compensation, and in particular the allocation of such compensation among salary and short- and long-term incentives for years beginning with fiscal 2008. For this purpose, the Committee engaged Compensation Design Group, an independent consulting firm, to review the emerging trends and best practices for chief executive pay among companies similar in size, industry and geographic location.

A representative of Compensation Design Group attended several meetings of the Committee during fiscal 2007 in connection with its review of compensation practices to implement for fiscal 2008. In addition, representatives of Compensation Design Group had frequent communications with the chair of the Committee outside of this meeting. Compensation Design Group reported to the Committee rather than to management, although the consultant met with management from time to time for purposes of gathering information. The Committee has not yet determined whether it will continue to work with Compensation Design Group, or engage any other consultant, during fiscal 2008 in connection with its deliberation of compensation practices to implement for fiscal 2008 relating to executive officers. Compensation Design Group has not provided any other services to Tegal and has received no compensation other than with respect to the services provided to the Committee.

Base Salary

The Committee periodically reviews executive base salary and other components of executive compensation to ensure that overall compensation remains competitive in our marketplace. As a result of such a review, salaries during fiscal 2007 remained unchanged from fiscal 2006.

Bonus Plan

In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, we have adopted an annual performance bonus plan for certain executives and managers. Under this plan, each executive or manager has an annual bonus incentive target expressed as a percentage of that executive’s or manager’s base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives and by the degree to which we achieve our annual financial plan. The amount an individual receives may be reduced to the extent that the Company falls short of our annual financial plan goals. In fiscal 2007, no performance bonuses were paid. For fiscal 2008, the named executive officers annual bonus incentive targets are from 30% to 50% of annual base salary.

Long-Term Incentive Compensation

Tegal provides long-term incentive compensation through awards of stock options and restricted stock that generally vest over multiple years. Tegal’s equity compensation program is intended to align the interests of our officers with those of our stockholders by creating an incentive for our officers to maximize stockholder value. The equity compensation program also is designed to encourage our officers to remain employed with Tegal in a very competitive labor market.

Equity-based incentives are granted to our officers under Tegal’s stockholder-approved Equity Incentive Plan. The Committee has in the past several years only granted equity awards to executive officers at its scheduled meetings. Grants approved during scheduled meetings become effective and are priced as of the date of approval, or a predetermined future date (for example, new hire grants are effective as of the later of the date of approval or the newly hired employee’s start date). All grants of stock options or other equity awards to newly-hired employees are made by the Committee or the Board at regularly scheduled quarterly meetings.

All stock options or other equity awards approved for grant at a regular quarterly Board or Committee meeting are granted as of the date of such meeting (the “Grant Date”), provided that if public announcement of material information other than quarterly earnings is anticipated, the Grant Date may be deferred at the discretion of the Board or Committee until after release of such information. The exercise price of all options granted at regular quarterly meetings are at the closing price of the Company’s Common Stock on the Grant Date, as reported by the Nasdaq Stock Market.

The Committee believes that stock options and restricted stock awards can be effective tools for meeting Tegal’s compensation goal of increasing long-term stockholder value by tying the value of the stock options and restricted stock awards to Tegal’s performance in the future. The number of options the Committee grants to each officer and the vesting schedule for each grant is determined based on a variety of factors, including the Committee’s goal of increasing the proportion of long-term incentive compensation awarded to executive officers. The stock options and restricted stock awards granted in fiscal 2007 were based upon recommendations given by Mr. Mika, as well as the Committee’s own view as to the performance of each executive. Stock options and restricted stock awards generally vest 25% per year over four years and typically have a ten-year term. All stock option grants have a per share exercise price equal to the fair market value of Tegal’s common stock on the grant date.

Please see the section entitled “Proposal No. 3, Approval of the 2007 Stock Option Plan” for further information. We believe that stockholder approval of the 2007 Plan is important to allow us to continue attracting and retaining key employees and executive officers, and to motivate executives and other employees to achieve our goals.

Other Benefits and Perquisites

Our named executive officers are eligible to participate in the Tegal Corporation Employee Savings and Retirement Plan (the “401(k) Plan”). Under the 401(k) Plan, all Tegal employees are eligible to participate and to receive matching contributions from Tegal that are subject to vesting over time.

Tegal also offers a number of other benefits to the named executive officers pursuant to benefit programs that it maintains for broad-based employee participation. These benefits programs include medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, educational assistance, employee assistance and certain other benefits.

Employment Contracts and Change of Control

Tegal has entered into employment agreements with its Chief Executive Officer and Chief Financial Officer. The Board of Directors has approved a severance arrangement for its other executive officers and other key employees which generally provides for severance in an amount equal to six month’s base salary, however, in the event that an executive officer is terminated as a result of a change of control, the Company will continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

Accounting and Tax Considerations

In designing its compensation programs, Tegal takes into consideration the accounting and tax effect that each element will or may have on Tegal and the executive officers and other employees as a group. Tegal recognizes a charge to earnings for accounting purposes when either stock options or restricted stock awards are granted. In addition, since restricted stock awards provide immediate value to employees once vested, while the value of stock options is dependent on future increases in the value of Tegal stock, Tegal may be able to realize the same retention value from a smaller number of shares of restricted stock as compared to stock options.

In addition, Tegal has not provided any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code.

In determining which elements of compensation are to be paid, and how they are weighted, Tegal also takes into account whether a particular form of compensation will be considered “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code. Under Section 162(m), Tegal generally receives a federal income tax deduction for compensation paid to any of its named executive officers only if the compensation is less than $1 million during any fiscal year or is “performance-based” under Section 162(m). Our Committee currently intends to continue seeking a tax deduction for all of Tegal’s executive compensation, to the extent we determine it is in the best interests of Tegal. All of the stock options and restricted stock awards granted to our executive officers qualify under Section 162(m) as performance-based compensation.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Tegal specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

We, the Compensation Committee of the Board of Directors of Tegal, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Tegal’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

THE COMPENSATION COMMITTEE
Ed Dohring, Chair Jeff Krauss Duane Wadsworth

 EXECUTIVE COMPENSATION

The following table shows, for the fiscal year ended March 31, 2007, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer during fiscal 2007 and the other three most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 2007 (the “Named Executive Officers”). Mr. Narasimhan resigned from his position at the Company on June 22, 2007.

SUMMARY COMPENSATION TABLE

			Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Name and Principal Position	Year	Salary ($)

Thomas Mika
Chairman, President & CEO	2007	225,639	459,777	67,509	9,900	762,826
Christine Hergenrother
Vice President & CFO	2007	148,624	166,687	73,104	388	388,803
Scott Brown
Vice President, Sales N. America	2007	202,312 (4)	34,500	100,019	9,807	346,637
Murali Narasimhan
VP Marketing	2007	175,843	228,018	17,217	135	421,213
Steven Selbrede
VP Technology & CTO	2007	148,857	176,167	65,105	411	390,540
Vahan Tchakerian
Vice President, Global Sales	2007	219,152 (5)	187,770	59,568	9,874	476,364

(1)
The amounts included in the “Stock Awards” column represent the compensation cost that was recognized by the Company in fiscal year 2007 related to awards of restricted stock granted during fiscal year 2007 and previous fiscal years determined in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS 123R”). The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended March 31, 2007. Please see the “Grants of Plan-Based Awards in Fiscal 2007” table for more information regarding awards of restricted stock during fiscal 2007.

(2)
The amounts included in the “Option Awards” column represent the compensation cost that was recognized by the Company in fiscal year 2007 related to grants of options during fiscal year 2007 and previous fiscal years determined in accordance with SFAS 123R. Please see the “Grants of Plan-Based Awards in Fiscal 2007” table for more information regarding awards of restricted stock during fiscal 2007.

(3)
All other compensation in fiscal 2007 includes for all individuals the value of the Company’s match under the 401(k) Plan. In addition, for Messrs. Brown, Mika, and Tchakerian, the amount reflects $9,000 each for an annual automobile allowance.

(4)	This amount includes commissions paid to Mr. Brown in the amount of $36,696.

(5)	This amount includes commissions paid to Mr. Tchakerian in the amount of $57,999.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007

The following table shows for the fiscal year ended March 31, 2007, certain information regarding grants of plan-based awards to the Named Executive Officers.

			All Other Stock Awards: Number of Shares of Stock or Unit (#)	All Other Option Awards: Number of Shares of Stock or Unit (#)

					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair value of Stock and Option Awards ($) (1)

	Approval Date	Grant Date
Name

Thomas Mika	10/30/2006	11/15/2006		16,339 (3)	4.60	67,509
	10/30/2006	11/15/2006	16,339 (2)			75,159
	12/8/2006	12/8/2006	62,438 (4)			384,618

Christine Hergenrother	10/30/2006	11/15/2006		17,693 (3)	4.60	73,104
	10/30/2006	11/15/2006	17,692 (2)			81,383
	12/8/2006	12/8/2006	13,848 (4)			85,304

Scott Brown	10/30/2006	11/15/2006		7,500 (3)	4.60	30,989
	10/30/2006	11/15/2006	7,500 (2)			34,500

Murali Narasimhan	10/30/2006	11/15/2006		4,167 (3)	4.60	17,217
	10/30/2006	11/15/2006	4,166 (2)			19,163
	12/8/2006	12/8/2006	33,905 (4)			208,855

Steven Selbrede	10/30/2006	11/15/2006		15,757 (3)	4.60	65,105
	10/30/2006	11/15/2006	15,757 (2)			72,482
	12/8/2006	12/8/2006	16,832 (4)			103,685

Vahan Tchakerian	10/30/2006	11/15/2006		14,417 (3)	4.60	59,568
	10/30/2006	11/15/2006	14,416 (2)			66,314
	12/8/2006	12/8/2006	19,717 (4)			121,457

(1)
The amounts set forth in the “Grant Date Fair Value of Stock and Option Awards” column are the full grant date fair value of the awards as determined in accordance with SFAS123R. The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our annual report on Form 10K for the fiscal year ended March 31, 2007

(2)
Options vest at a rate of twenty-five percent (25%) of the shares on the first anniversary of the date the Option is granted. Twenty-five percent (25%) of the shares on the second anniversary of the date the Option is granted; and 2.083% of the shares shall vest on the last day of each month commencing with the 25th month, with full vesting on the last day of the 48th month.

(3)	Restricted Stock Units granted on November 15, 2006 will vest at a rate of 25% each anniversary of the date the restricted stock units were granted.

(4)
On December 8, 2006, the named executive officers along with other employees participated in a tender offer to exchange stock options for restricted stock units. This amount represents the number of restricted stock units granted in connection with the tender offer. 50% of the restricted stock units will vest at the end of the first year and 50% at the end of the second year, with the restricted stock units being fully vested at the end of the two years.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth the stock option and restricted stock units outstanding at March 31, 2007:

	Options Awards				Stock Awards

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) (1) Unexercisable				Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
					Number of Shares or Units of Stock That Have Not Vested (#) (2)

			Option Exercise Price ($)
				Option Expiration Date

Name

Thomas Mika		16,339	4.60	11/15/2016
					16,339	75,976
					62,438	290,337

Christine Hergenrother		17,693	4.60	11/15/2016
					17,692	82,268
					13,848	64,393

Scott Brown	6,250		7.08	2/28/2016
		18,750	7.08	2/28/2016
					7,500	34,875

Steven Selbrede		15,757	4.60	11/15/2016
					15,757	73,270
					16,832	78,269

Vahan Tchakerian		14,417	4.60	11/15/2016
					14,416	67,034
					19,717	91,684

Murali Narasimhan		4,167	4.60	11/15/2016
					4,166	19,372
					33,905	157,658

(1)
Options vest at a rate of twenty-five percent (25%) of the shares on the first anniversary of the date the Option is granted; twenty-five percent (25%) of the shares on the second anniversary of the date the Option is granted; and 2.083% of the shares shall vest on the last day of each month commencing with the 25th month, with full vesting on the last day of the 48th month.

(2)
Restricted Stock Units granted on November 15, 2006 will vest at a rate of 25% on each anniversary of the date the restricted stock units were granted. Restricted Stock Units granted on December 8, 2006 will vest at a rate of 50% on each anniversary of the date the restricted stock units were granted.

(3)	Based on a closing stock price of $4.65 at fiscal-year end (March 31, 2007).

Management Contracts

Thomas R. Mika. On July 27, 2007, Tegal entered into an at-will employment agreement with Mr. Mika providing for his employment as our President and Chief Executive Officer. The employment agreement has an initial term of one year and is subject to annual automatic one year extensions unless either party provides prior notice of its intention not to renew. This employment agreement sets for the terms and conditions of Mr. Mika’s employment. Under this agreement Mr. Mika’s annual base salary is initially set at $284,000 per year subject to review and potential increase in accordance with Company policy. The employment agreement also provides for an annual target bonus equal to 50% of his annual base salary payable upon achievement of targets and other objectives set by the Board of Directors and for annual long-term incentive awards with a fair market value on the date of grant equal to 100% of annual base salary.

The employment agreement provides that in the event that Mr. Mika’s employment is terminated by us other than for “cause” (as defined in the agreement), if he resigns for “good reason” (as defined in the agreement), dies or becomes disabled, or if we give notice of nonrenewal of the term, he will receive continued payments of base salary for a period of twenty-four months following the date of termination, plus an amount equal to two times the average annual incentive bonus paid to Mr. Mika for the three most recently completed fiscal years in which a cash bonus program covering Mr. Mika was in effect or a cash bonus was actually paid, payable in equal installments over a period of twenty-four months following the date of termination. In the event that within twelve months following a “change of control” (as defined in the agreement), he is terminated by us other than for “cause” or if he resigns for “good reason”, the severance benefits will be payable in a lump sum and any long-term incentive awards outstanding shall become fully vested, and if applicable, exercisable.

Christine Hergenrother. On July 27, 2007, Tegal entered into an at-will employment agreement with Ms. Hergenrother providing for her employment as our Chief Financial Officer. The employment agreement has an initial term of one year and is subject to annual automatic one year extensions unless either party provides prior notice of its intention not to renew. This employment agreement sets for the terms and conditions of Ms. Hergenrother’s employment. Under this agreement Ms. Hergenrother’s annual base salary is initially set at $175,000 per year subject to review and potential increase in accordance with Company policy. The employment agreement also provides for an annual target bonus equal to 30% of her annual base salary payable upon achievement of targets and other objectives set by the Board of Directors.

The employment agreement provides that in the event that Ms. Hergenrother’s employment is terminated by us other than for “cause” (as defined in the agreement), if she resigns for “good reason” (as defined in the agreement), dies or becomes disabled, or if we give notice of nonrenewal of the term, she will receive continued payments of base salary for a period of twelve months following the date of termination, plus an amount equal to one times the average annual incentive bonus paid to Ms. Hergenrother for the three most recently completed fiscal years in which a cash bonus program covering Ms. Hergenrother was in effect or a cash bonus was actually paid, payable in equal installments over a period of twelve months following the date of termination. In the event that within twelve months following a “change of control” (as defined in the agreement), she is terminated by us other than for “cause” or if she resigns for “good reason”, the severance benefits will be payable in a lump sum and any long-term incentive awards outstanding shall become fully vested, and if applicable, exercisable.

Steve Selbrede. Mr. Selbrede is eligible for any incentive bonus payments from time to time in accordance with any incentive bonus program then in effect. Stock options in the amount of 250,000 shares were granted in May of 2004 with a 4-year vesting schedule. In addition, we agreed to reimburse Mr. Selbrede for his actual costs not to exceed $15,000 incurred in relocating to the Petaluma, CA area. We may terminate his employment with or without cause and Mr. Selbrede may terminate his employment with us upon fourteen days prior written notice. If we terminate his employment without cause, Mr. Selbrede is entitled to receive his salary and benefits for 6 months following the date of such termination. If Mr. Selbrede voluntarily leaves the company for “good reason,” he is not entitled to any salary and benefit continuation. Mr. Selbrede’s employment contract expired May 2006.

In addition, the Board of Directors has approved a severance program for executive officers in the event of a change of control of the Company. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

POTENTIAL PAYMENTS UPON TERMINATION

The following table sets forth the Change of Control and Severance payments which would have been paid pursuant to the severance program if such an event had occurred fiscal year 2007.

	Termination without Cause Severance($) (1)
		Termination Related to Change of Control

		Severance ($) (2)	Acceleration of Options ($) (3)	Acceleration of Stock Awards ($) (4)
Name

Tom Mika	112,500	225,000	817	366,313

Christine Hergenrother	74,250	148,500	885	146,661

Scott Brown	82,500	165,000	375	34,875

Murali Narasimhan	87,500	175,000	208	177,030

Steven Selbrede	74,250	148,500	788	151,539

Vahan Tchakerian	89,410	178,820	721	158,718

(1) Amount represents 6 months of base salary.

(2) Amount represents 12 months of base salary.

    (3) Amount represents the fair market value of our common stock on March 31, 2007 less the exercise price, multiplied by the number of shares underlying the options subject to accelerated vesting.

(4) Amounts represent the fair market value of our common stock on March 31, 2007 multiplied by the number of shares subject to accelerated vesting.

Under the employment agreements entered into by Mr. Mika and Ms. Hergenrother on July 27, 2007, amounts payable upon a change of control would be as provided under those agreements. See “—Management Contracts.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

The following table sets forth information as of March 31, 2007 for all of our equity compensation plans, including our 1998 Equity Participation Plan, our 1990 Stock Option Plan, our Equity Incentive Plan and our Stock Option Plan for Outside Directors.

Plan Category	Number of Securities to be Issued upon Exercise of all Outstanding Awards	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,007,725	$10.80	818,624
Equity compensation plans not approved by security holders	—	—	—
Total	1,007,725	$10.80	818,624 (1)

(1) Excludes 40,071 shares remaining available for future issuance under our Employee Qualified Stock Purchase Plan.

Director Compensation

Our outside directors currently receive an annual $15,000 retainer for service on the Board of Directors, meeting fees of $1,500 per board meeting and $1,000 for the first 6 audit committee meeting and $750 for the first 6 nominating and compensation committee meetings not held in conjunction with a full board meeting. Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. Additionally, each committee chair receives an annual chair retainer of $7,500 for the Audit Committee chair, $5,000 for the Compensation Committee chair and $4,000 for the Nominating Committee chair. In addition, non-employee directors receive 8,333 stock options upon initial election or appointment to the Board and each Director automatically receives 4,166 stock options upon election to the Board of Directors thereafter. During fiscal 2007, the Board of Directors issued additional stock options to its outside directors. Mr. Krauss was issued 14,673, Mr. Dohring was issued 15,316 and Mr. Wadsworth was issued 10,011. The stock options were fully vested at the time of grant and the exercise price is $4.60.

The following table shows director compensation during fiscal year 2007:

	Fees Earned or Paid in Cash	Option Awards ($) (1)	Total ($)
Name

Edward Dohring	33,500	66,468	99,968
Jeffrey Krauss	33,250	63,811	97,061
Duane Wadsworth	31,375	44,549	75,924

(1) The amounts included in the “Option Awards” column represent the compensation cost that was recognized by the Company in fiscal year 2007 related to grants of options during fiscal year 2007 and previous fiscal years determined in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS 123R”). The valuation assumptions used in determining such amounts are described in Note 1 to our consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended March 31, 2007.

PRINCIPAL STOCKHOLDERS AND
OWNERSHIP OF STOCK BY MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners of more than 5% of our common stock as of July 18, 2007. For purposes of this proxy, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or dispose of securities, regardless of any economic interest therein. An asterisk denotes beneficial ownership of less than 1%. The address of each director and officer is c/o Tegal Corporation, 2201 South McDowell Boulevard, Petaluma, California 94954.

Name of Beneficial Owner	Position	Shares Beneficially Owned ( # ) (1)	Percent Of Class ( % ) (1)
Thomas R. Mika (2)	President & CEO	17,833	*
Christine T. Hergenrother (3)	Vice President & CFO	208	*
Scott Brown (4)	Vice President, North America Sales	6,250	*
Murali Narasimhan (5)	Vice President, Marketing		*
Steven Selbrede (6)	Vice President & CTO	25,000	*
Vahan Tchakerian (7)	Vice President of Global Sales		*
Jeffrey M. Krauss (8)	Director	45,502	*
Edward A. Dohring (9)	Director	47,894	*
Duane Wadsworth (10)	Director	31,674	*
Directors and Executive Officers as a group (11 individuals) (11)		174,361	2.45

5% Stockholders
Lloyd I Miller, III (12)	Investor	357,551	5.03
Bonanza Capital (13)	Investor	769,229	10.44
Special Situations Funds (14)	Investor	2,120,172	26.98

(1) Applicable percentage of ownership is based on 7,113,372 shares of common stock outstanding as of July 18, 2007. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying warrants and stock options that are currently exercisable within 60 days of July 18, 2007, but which may or may not be subject to our repurchase rights.

(2) Excludes options to purchase 16,339 shares and 91,277 RSU’s which are not so exercisable.

(3) Excludes options to purchase 17,693 shares and 31,540 RSU’s which are not so exercisable.

(4) Includes options to purchase 6,250 shares of common stock which are exercisable within 60 days and excludes options to purchase 26,250 shares and 7,500 RSU’s which are not so exercisable.

(5) Excludes options to purchase 4,167 shares and 38,071 RSU’s which are not so exercisable.

(6) Excludes options to purchase 15,757 shares and 32,589 RSU’s which are not so exercisable.

(7) Excludes options to purchase 14,417 shares and 34,133 RSU’s which are not so exercisable.

(8) Includes options to purchase 45,502 shares of common stock which are exercisable within 60 days.

(9) Includes options to purchase 47,811 shares of common stock which are exercisable within 60 days.

(10) Includes options to purchase 28,342 shares of common stock which are exercisable within 60 days.

(11) Includes options to purchase 12,498 shares of common stock which are exercisable within 60 days and excludes options to purchase 115,873 shares and 235,110 RSU’s which are not so exercisable.

(12) Based on information set forth in a Schedule 13-G filed with the SEC on May 10, 2007. Includes 314,925 of common stock with sole voting power and 42,626 of common stock with shared voting power. The address of the principal business is 4550 Gordon Drive, Naples, FL 34102.

(13) Based on information set forth in a Schedule 13-G/A filed with the SEC on February 15, 2007. Includes 512,820 shares of common stock and 256,409 shares of common stock underlying warrants beneficially owned by Bonanza Capital. Bonanza Master Fund LTD holds 419,487 shares of common stock and 209,743 shares of common stock underlying warrants; Bonanza Capital holds 93,333 shares of common stock and 46,666 shares of common stock underlying warrants. Brian Ladin is the portfolio manager for Bonanza Capital, whose offices are located at 300 Crescent Court, Suite 1740, Dallas, TX 75201.

(14) Based on information set forth in a Schedule 13-D/A filed with the SEC on September 11, 2006. Includes 1,374,330 shares of common stock and 745,842 shares of common stock underlying warrants beneficially owned by Special Situations Funds. Special Situations Fund III, L.P., holds 56,274 shares of common stock and 27,587 shares of common stock underlying warrants; Special Situations Fund III QP, L.P. holds 642,216 shares of common stock and 314,721 shares of common stock underlying warrants; Special Situations Cayman Fund, L.P., holds 176,035 shares of common stock and 86,538 shares of common stock underlying warrants; Special Situations Private Equity Fund, L.P., holds 186,09 shares of common stock and 151,392 shares of common stock underlying warrants; Special Situations Technology Fund, L.P., holds 42,025 shares of common stock and 23,941 shares of common stock underlying warrants; and Special Situations Technology Fund II, L.P., holds 271,689 shares of common stock and 141,663 shares of common stock underlying warrants. MGP Advisers Limited ("MGP") is the general partner of Special Situations Fund III, L.P. and Special Situations Fund III QP, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. SST Advisers, L.L.C. ("SSTA") is the general partner of and investment adviser to the Special Situations Technology Fund, L.P. and the Special Situations Technology Fund II, L.P. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal) owners of MGP, AWM, SSTA and MG. Through their control of MGP, AWM, SSTA and MG, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above. Special Situations Funds are located at 527 Madison Avenue, Suite 2600, New York, NY 10022.

Effective January 1, 2006, Special Situations Fund III, L.P. split into two funds, the Special Situations Fund III, L.P. and the Special Situations Fund III QP, L.P. MGP Advisers Limited Partnership is the investment adviser and general partner to both funds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since April 1, 2006, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics is available to stockholders, upon written request, and is posted on the Company’s website at www.tegal.com. If you would like a copy of our Code, please send your request to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended March 31, 2007.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2008 ANNUAL MEETING

Stockholder proposals to be presented at the 2008 annual meeting must be received at our principal executive offices no later than April 16, 2008 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Our 2007 annual report on Form 10-K for the fiscal year ended March 31, 2007 has been mailed with this proxy statement.

STOCKHOLDERS OF RECORD ON JULY 18, 2007 MAY OBTAIN COPIES OF TEGAL’S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AND ALL AMENDMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94954

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF TEGAL CORPORATION

It is hereby certified that:

1.	The name of the Corporation (hereinafter called the “Corporation”) is Tegal Corporation.

2.	The Certificate of Incorporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Fifty Five Million (55,000,000) shares, comprised of Fifty Million (50,000,000) shares of Common Stock, par value $0.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share. The designation, powers, preferences and relative, participating, optional or other special rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors pursuant to Section 151 of the General Corporation Law of the State of Delaware.”

3.
The amendment of the Certificate of Incorporation herein certified was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware. The total number of outstanding shares entitled to vote or consent to this Amendment was 7,113,372 shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Tegal Corporation has caused this Certificate of Amendment to be signed by its President & Chief Executive Officer as of _______________, 2007.

                                                                        _____________________
                                                                                Thomas R. Mika
                                                                                President & Chief Executive Officer

APPENDIX B

TEGAL CORPORATION

2007 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Tegal Corporation 2007 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Tegal Corporation (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

Section 2.01
“Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

Section 2.02	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

Section 2.03	“Board” means the Board of Directors of the Company.

Section 2.04	“Change in Control” means and includes each of the following:

(a)
A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)
During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

Section 2.05	“Code” means the Internal Revenue Code of 1986, as amended.

Section 2.06	“Committee” means the committee of the Board described in Article 13.

Section 2.07
“Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.

Section 2.08	“Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

Section 2.09	“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.

Section 2.10	“Director” means a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

Section 2.11	“Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

Section 2.12	“Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

Section 2.13	“Effective Date” shall have the meaning set forth in Section 14.1.

Section 2.14	“Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

Section 2.15	“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

Section 2.16
“Equity Restructuring” shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.

Section 2.17	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.18
“Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 2.19	“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

Section 2.20	“Independent Director” means a Director of the Company who is not an Employee.

Section 2.21	“Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

Section 2.22	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

Section 2.23
“Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.24	“Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

Section 2.25
“Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 8.7, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

Section 2.26	“Performance Bonus Award” has the meaning set forth in Section 8.7.

Section 2.27
“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

Section 2.28
“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

Section 2.29
“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

Section 2.30
“Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

Section 2.31
“Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

Section 2.32	“Plan” means this Tegal Corporation 2007 Incentive Award Plan, as it may be amended from time to time.

Section 2.33
“Prior Plans” means, collectively, the following plans of the Company: the Eighth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation and the Fifth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation, in each case as such plan may be amended from time to time.

Section 2.34	“Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

Section 2.35	“Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

Section 2.36	“Restricted Stock Unit” means an Award granted pursuant to Section 8.6.

Section 2.37	“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 2.38	“Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

Section 2.39
“Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

Section 2.40
“Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4.

Section 2.41
“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

Section 3.01	Number of Shares.

(a)
Subject to Article 12 and Section 3.1(b) the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is the sum of: (i) 1,000,000 shares and (ii) any shares of Stock which as of the Effective Date are available for issuance under any of the Prior Plans, or are subject to awards under the Prior Plans which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plans; provided, however, no more than 1,000,000 shares of Stock may be issued upon the exercise of Incentive Stock Options.

(b)
To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

Section 3.02	Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

Section 3.03
Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 350,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $500,000.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

Section 4.01	Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

Section 4.02
Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

Section 4.03
Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

Section 5.01	General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)
Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(d), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b)
Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)
Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)
Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

Section 5.02
Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.

(a)	Expiration. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)	Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)	Three months after the Participant’s termination of employment as an Employee; and

(iii)
One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)
Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $500,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)
Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)
Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)
Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

Section 6.01
Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

Section 6.02
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

Section 6.03
Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

Section 6.04
Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

Section 7.01	Grant of Stock Appreciation Rights.

(a)
A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b)
A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

Section 7.02	Payment and Limitations on Exercise.

(a)
Subject to Sections 7.2(b) payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b)	To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

Section 8.01
Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

Section 8.02
Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

Section 8.03	Dividend Equivalents.

(a)
Any Eligible Individual selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b)
Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

Section 8.04
Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

Section 8.05
Deferred Stock. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

Section 8.06
Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 11.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

Section 8.07
Performance Bonus Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9.

Section 8.08
Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

Section 8.09
Exercise or Purchase The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

Section 8.10
Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

Section 8.11	Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

Section 8.12	Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

Section 9.01
Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Article 9.

Section 9.02
Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

Section 9.03
Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

Section 9.04
Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

Section 9.05
Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

INDEPENDENT DIRECTOR AWARDS

Section 10.01
The Board may grant Awards to Independent Directors, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Independent Director Equity Compensation Policy”). The Independent Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion.

ARTICLE 11.

PROVISIONS APPLICABLE TO AWARDS

Section 11.01
Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

Section 11.02
Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

Section 11.03
Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

Section 11.04
Beneficiaries. Notwithstanding Section 11.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

Section 11.05	Stock Certificates; Book Entry Procedures.

(a)
Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b)
Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

Section 11.06
Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 12.

CHANGES IN CAPITAL STRUCTURE

Section 12.01	Adjustments.

(a)
In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)
In the event of any transaction or event described in Section 12.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)
To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)
To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)
To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)	To provide that the Award cannot vest, be exercised or become payable after such event.

(c)	In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.1(a) and 12.1(b):

(i)
The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 12.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)
The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).

Section 12.02
Acceleration Upon a Change in Control. Notwithstanding Section 12.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 12.2, this Section 12.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

Section 12.03
No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 13.

ADMINISTRATION

Section 13.01
Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of the Nasdaq Stock Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

Section 13.02
Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Section 13.03	Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)	Designate Participants to receive Awards;

(b)	Determine the type or types of Awards to be granted to each Participant;

(c)	Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)
Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e)
Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)	Decide all other matters that must be determined in connection with an Award;

(h)	Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)	Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

Section 13.04
Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

Section 13.05
Delegation of Authority. To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 14.

EFFECTIVE AND EXPIRATION DATE

Section 14.01
Effective Date. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it is approved either:

(a)
By a majority of the votes cast at a duly held stockholder;s meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or

(b)	By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.

Section 14.02
Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 15.

AMENDMENT, MODIFICATION, AND TERMINATION

Section 15.01
Amendment, Modification, and Termination. Subject to Section 16.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 12), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 12, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

Section 15.02
Awards Previously Granted. Except with respect to amendments made pursuant to Section 16.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 16.

GENERAL PROVISIONS

Section 16.01
No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

Section 16.02
No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

Section 16.03
Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Section 16.04
No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

Section 16.05
Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

Section 16.06
Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s `Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 16.07
Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Section 16.08	Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

Section 16.09
Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 16.10
Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

Section 16.11
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 16.12
Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

Section 16.13	Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Section 16.14
Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation on ____________ __, 2007.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Tegal Corporation on ____________ __, 2007.

Executed on this ____ day of _______________, 2007.

__________________
Corporate Secretary

PROXY/VOTING INSTRUCTION CARD

TEGAL CORPORATION

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON

SEPTEMBER 18, 2007

The undersigned hereby appoints Thomas R. Mika with full power of substitution, as proxy, and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 18, 2007, and any and all adjournments or postponements of the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

-FOLD AND DETACH HERE -

_____________________________________________________________________________________________

TEGAL CORPORATION - ANNUAL MEETING, September 18, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll free 1-866-395-9276 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
                                                             or

2. Via the Internet at and follow the instructions.
                                                             or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark
your votes as
indicated in [X]
this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS

INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

FOUR NOMINEES LISTED BELOW (PROPOSAL 1), FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4

The Board of Directors recommends that you vote FOR

the nominees in Proposal 1, FOR adoption of Proposal 2,

FOR adoption of Proposal 3, and FOR adoption of Proposal 4.

1.Election of Directors: 01 Edward A. Dohring, 02 Jeffrey M. Krauss, 03 H. Duane Wadsworth and 04 Thomas R Mika.	FOR [ ]	WITHHOLD ALL [ ]	FOR ALL EXCEPT [ ]
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

_____________________________________________________

2.Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, pursuant to which the total number of authorized shares of capital stock will be reduced from 205 million to 55 million and the total number authorized shares of common stock will be reduced from 200 million to 50 million

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
3.Proposal to approve the 2007 Incentive Award Plan	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
4.Proposal to ratify the appointment of Burr, Pilger & Mayer LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2008.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
5.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

ANY PREVIOUS PROXY EXECUTED BY THE SIGNED IS HEREBY REVOKED.

Receipt of the notice of the Annual Meeting and the proxy statement is hereby acknowledged.

PLEASE BE SURE TO DATE AND SIGN THIS INSTRUCTION CARD BELOW

Signature of Stockholder ________________________________________________ Dated _____________________ , 2007

Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

-FOLD AND DETACH HERE-

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail;

   2.  By Telephone (using a Touch-Tone Phone); or

   3.  By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00a.m., September 18, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., September 18, 2007

1-866-395-9276

__________________________________________

Vote by Internet

Anytime prior to

3:00 a.m., September 18, 2007 go to

https://www.proxyvotenow.com/tgal

___________________________________________

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!